UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2014

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (585) 724-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

 Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Patrick M. Sheller, Senior Vice President, General Counsel, Secretary & Chief Administrative Officer, has notified the company of his intention to resign to pursue a new opportunity.  Sharon E. Underberg has been appointed to succeed Mr. Sheller as General Counsel, effective January 6, 2015.  Ms. Underberg has also been elected by the Board of Directors as Senior Vice President and Secretary, effective January 6, 2015.

A copy of the press release announcing these senior management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits (d) Exhibits Exhibit No. Exhibit 99.1 Press release issued by Eastman Kodak Company dated December 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

  By:  /s/ Jeffrey Clarke                                                      .
Name: Jeffrey Clarke
Title:   Chief Executive Officer

Date:  December 16, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Eastman Kodak Company press release dated December 16, 2014.